Corporate Presentation November 2024 Exhibit 99.2

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements. These statements may be identified by the use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or other similar terms or expressions that concern our expectations, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions. Forward-looking statements include, without limitation, statements regarding: preclinical and clinical development of Viridian’s product candidates veligrotug (formerly VRDN-001), VRDN-006 and VRDN-008, including Viridian's view that the THRIVE data provides strong support for VRDN-003's clinical profile; anticipated data results and timing of their disclosure, including topline results from the THRIVE-2 trial and REVEAL trials; regulatory interactions and anticipated timing of regulatory submissions, including anticipated BLA submissions and IND submissions; clinical trial designs, including the REVEAL-1 and REVEAL-2, global phase 3 clinical trials for VRDN-003; the potential utility, efficacy, potency, safety, clinical benefits, clinical response, convenience and number of indications of veligrotug, VRDN-003, VRDN-006 and VRDN-008; potential market sizes and market opportunities, including for Viridian’s product candidates; Viridian’s product candidates potentially being best-in-class; and Viridian’s anticipated cash runway. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: potential utility, efficacy, potency, safety, clinical benefits, clinical response and convenience of Viridian’s product candidates; that results or data from completed or ongoing clinical trials may not be representative of the results of ongoing or future clinical trials; that preliminary data may not be representative of final data; the timing, progress and plans for our ongoing or future research, preclinical and clinical development programs; changes to trial protocols for ongoing or new clinical trials, including adjustments that we may make to the VRDN-003 clinical trial designs as a result of the veligrotug data; expectations and changes regarding the timing for regulatory filings; regulatory interactions expectations and changes regarding the timing for enrollment and data; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in our clinical programs; the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates; manufacturing risks; competition from other therapies or products; other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; our future operating results and financial performance; and those risks set forth under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q for the quarter ended June 30, 2024, filed with the Securities and Exchange Commission (SEC) on August 8, 2024 and other subsequent disclosure documents filed with the SEC. The forward-looking statements in this presentation represent our views as of the date of this presentation. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

First-generation product establishes significant opportunity for next-generation strategy Identify market opportunities with clear remaining unmet need Determine key areas of potential product differentiation  Engineer potential best-in-class antibodies and therapeutic proteins Rapidly advance programs to patients Viridian is building upon proven first market entrants to develop differentiated next-generation products that benefit patients

DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Thyroid Eye Disease (anti–IGF-1R) Portfolio Veligrotug Intravenous VRDN-003 Subcutaneous FcRn-Targeting Autoimmune Portfolio VRDN-006 FcRn-targeting Fc fragment VRDN-008 Bispecific, extended half-life FcRn inhibitor Differentiated pipeline: late-stage TED and preclinical FcRn portfolios Fc= fragment crystallizable, FcRn = neonatal Fc receptor, IGF-1R = insulin-like growth factor-1 receptor, TED = thyroid eye disease.

Significant progress in Q3 2024

		Anticipated Catalysts
Veligrotug Intravenous	**Reported THRIVE topline data in active TED in September: veligrotug** achieved all primary & secondary endpoints with high levels of statistical significance ($p < 0.0001$) and was generally well-tolerated **THRIVE-2 in chronic TED: completed and exceeded enrollment in July**	**THRIVE-2 topline:** December 2024 **BLA submission:** 2H 2025
VRDN-003 Subcutaneous	**Initiated VRDN-003 Phase 3 REVEAL-1 and REVEAL-2 clinical trials in active & chronic TED in August**	**Topline data:** 1H 2026 **BLA submission:** Year-end 2026
FcRn Portfolio	**VRDN-006 IND on track for year-end 2024** **VRDN-008 NHP data showed a longer half-life and deeper and more sustained IgG reductions compared to efgartigimod; IND on track for year-end 2025**	**VRDN-006**: HV data 2H 2025 **VRDN-008**: IND by year-end 2025; HV data 2H 2026
Financial	**$249M net proceeds from September 2024 public offering** **$753M cash as of September 30, 2024; runway into 2H 2027**	

BLA = Biologics License Application, FcRn = Neonatal Fc receptor, HV = healthy volunteer, IgG = Immunoglobulin G, IND = Investigational New Drug, MAD = multiple ascending dose, NHP = non-human primate, TED = thyroid eye disease.

5

VIRIDIAN

Thyroid Eye Disease (TED) Portfolio

TED is an autoimmune condition characterized by inflammation, growth, and damage to tissues around and behind the eyes

Autoantibodies trigger **IGF-1R**/TSHR pathway[1]

Heterogeneous **autoimmune disease** with clinical signs and symptoms that can vary or modulate following onset, in some cases for **the rest of a patient's life**[2,3]

Main signs include **proptosis** (eye bulging), redness, swelling, diplopia (double vision), and lid retraction[2,3]

Severe cases can cause **sight-threatening optic nerve compression**[4]

An estimated **190K people in the US** alone have moderate to severe TED[5]


Normal Eye Anatomy
Thyroid Eye Disease (TED)
Bulging Eyes
Optic Nerve
Enlargement of extraocular muscles

People living with TED experience proptosis, redness, swelling, diplopia, and lid retraction



Sources: [1] George A et al. *Front Endocrinol (Lausanne)*. 2021;11:629925., [2] Smith TJ et al. *NEJM*. 2016;375(16):1552–1565., [3]Bahn RS. *NEJM*. 2010; 362(8): 726–738., [4] Bartley GB et al. Am J Ophthalmol 1996;121(3):284–290., [5] Viridian-sponsored market research, includes active and chronic TED. TED patient images are from Bahn RS. *NEJM*. 2010; 362(8): 726–738. Copyright © (2010) Massachusetts Medical Society. Reprinted with permission from Massachusetts Medical Society.

IGF-1R = insulin-growth factor 1 receptor, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor.

7

VIRIDIAN

The only approved mAb treatment for TED targets IGF-1R

VALIDATED TARGET WITH PROVEN EFFICACY

Anti–IGF-1R is the **only targeted mechanism approved for TED**[1]

Both active and chronic TED patients demonstrate substantial benefit regardless of disease duration[2,3]

WELL-ESTABLISHED SAFETY PROFILE

In teprotumumab[2,3] clinical studies:

- Majority of **AEs were mild**
- AEs **are generally transient & reversible**

Interviewed treating physicians cite comfort with managing **AEs**[4]

LARGE & GROWING MARKET

More than 15K TED patients have received teprotumumab to date[5]

Annualizing ~$1.9B based on TEPEZZA latest-quarter net sales[6]

8

Sources: [1] Teprotumumab Prescribing Information, [2] Douglas RS et al. *NEJM.* 2020;382(4):341–352., [3] Douglas RS et al. *Clin Endocrinol Metab.* 2024;109:25–35., [4] Viridian market research on file, [5] TEPEZZA® (teprotumumab-trbw) Patient Website, [6] Annualized TEPEZZA sales based on Amgen Q3 2024 earnings.
AEs = adverse events, IGF-1R = insulin-like growth factor-1 receptor, mAb = monoclonal antibody, TED = thyroid eye disease.

VIRIDIAN

Viridian is developing an IGF-1R antibody portfolio with the potential to transform the treatment of patients with TED

Steroids/Surgery

Teprotumumab

First approved **targeted therapy** for TED

8 IV infusions

Veligrotug (VRDN-001)

Potential for 2nd-to-market **next-generation anti–IGF-1R** therapy

5 IV infusions (~70% reduction in infusion time)

VRDN-003

Potential for **best-in-class subcutaneous** therapy

Q8W or Q4W self-administered autoinjector

REVEAL-1 and REVEAL-2 initiated in August 2024

Today — **Planned 2025 BLA** — **Planned 2026 BLA**

BLA = Biologics License Application, IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease.

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VIRIDIAN

Transformative potential of Viridian's TED portfolio

	Teprotumumab[1] (IV)	Veligrotug[2] (IV)	VRDN-003[2] (SC)
Mechanism of Action	*IGF-1R partial antagonist*	IGF-1R full antagonist	Half-life extended IGF-1R full antagonist
Treatment Regimen	*8 infusions given every 3 weeks*	5 infusions given every 3 weeks	At-home autoinjector: dosed every 4 or 8 weeks
Dose	*20 mg/kg for 7 infusions after 10 mg/kg loading dose*	10 mg/kg each dose	600 mg loading dose 300 mg for 2 (Q8W) or 5 (Q4W) additional injections
Dosing Time	*60–90 minutes*	30 minutes	<30 seconds

Both veligrotug (IV) and VRDN-003 (SC) programs designed to advance the TED patient experience

10

Sources: [1] Teprotumumab Prescribing Information, [2] Planned product profile, including planned clinical dosing regimen.
IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, Q4W = every 4 weeks, Q8W = every 8 weeks, SC = subcutaneous, TED = thyroid eye disease.

VIRIDIAN

Viridian's TED portfolio is designed to bring transformative therapies to patients

Current TED Market

Primed for new entrants and growth

$1.9B[1] *Annualized TED market*

- **Large and growing market[1]**
- **Regulatory filings in Japan, EU, and UK** will expand market
- **No subcutaneous option** available

Veligrotug

Well-positioned as potential 2nd-to-market IV

- **Lower IV burden** compared with standard of care
- **Rapid onset of action[2]**
- **New start market** is highly favorable to later entrants: no chronic therapy to displace
- **Builds foundation** for launch of subcutaneous VRDN-003, if approved

VRDN-003

Potential best-in-class subcutaneous therapy

- **Transformative convenience** of at-home autoinjector every 4 or 8 weeks[2]
- Designed to **replicate veligrotug clinical profile,** including rapid onset of action[2]
- BLA submission anticipated **in the year following veligrotug BLA**
- Potential to greatly **expand TED market,** if approved

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[1] Annualized TEPEZZA sales based on Amgen Q3 2024 Earnings, [2] Planned product profile, including planned clinical dosing regimen.
BLA = Biologics License Application, IV = intravenous, TED = thyroid eye disease.

VIRIDIAN

Later-entrant therapies have demonstrated ability to take market share from incumbent IV and expand the market

2nd to Market IV Entrant

	1st IV to market	2nd IV to market[1]
CD20	OCREVUS® ocrelizumab	briumvi ublituximab-xiiy
	IV Launch: *Mar 2017 by Roche for MS*	***IV Launch:*** *Dec 2022 by TG Therapeutics*

- **$300–305M net sales guidance for 2024** as second IV entrant to MS market – a chronic therapy market requiring patient conversion[2]
- **$89M net sales** in first year of launch, despite IV product entering market 2 years after KESIMPTA SC[3]

IV to SC with New SC Entrant

	IV Drug	SC Drug
CD20	OCREVUS® ocrelizumab	Kesimpta® (ofatumumab)
	IV Launch: *Mar 2017 by Roche for MS*	***SC Launch:*** *Aug 2020 by Novartis*

- **30%** of new scripts converted in 3 years[4]
- **Doubled** combined CD20 market size after KESIMPTA launch[5,6]
- KESIMPTA sales in 2023 were **$2.2B**[6]

Significant opportunity for 2nd to market IV and potential best-in-class SC therapies in TED

Third party trademarks used are the property of their respective owners.

Sources: [1] Azhar A et al. *Ann Med Surg (Lond).* 2023;85(10):4909–4912., [2] TG Therapeutics Press Release (November 4, 2024), [3] TG Therapeutics Press Release (February 28, 2024), [4] Novartis Q4 2022 Results, [5] Roche Earnings, [6] Novartis Q4 2023 Earnings.

CD20 = cluster of differentiation 20 protein, IV = intravenous, MS = multiple sclerosis, SC = subcutaneous, TED = thyroid eye disease.

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VIRIDIAN

Veligrotug Intravenous anti–IGF-1R

THRIVE: Veligrotug showed robust and consistent clinical activity in active TED patients, with a favorable dosing regimen AE = adverse event, IGF-1R = insulin-like growth factor-1 receptor, SAE = serious adverse event, TED = thyroid eye disease. Achieved all primary and secondary endpoints with high level of statistical significance (p < 0.0001) in largest IGF-1R antibody study in TED Rapid onset of treatment effect in as few as 3 weeks Generally well-tolerated, with no treatment-related SAEs and low (5.5%) placebo-adjusted rate of hearing impairment AEs We believe THRIVE data provide strong support for VRDN-003, a potential best-in-class subcutaneous IGF-1R antibody with the same binding domain as veligrotug

THRIVE is a phase 3 randomized, controlled, double-masked trial of veligrotug in active TED


Treatment Phase
(12-week treatment period with primary endpoint at 15 weeks)
Treatment Arms
(2:1 randomization)
D1
W3
W6
W9
W12
W15
Through W52
Veligrotug
n = 75
Placebo
n = 38
Primary Endpoint Analysis
Primary efficacy endpoint:
Proptosis responder rate
Key secondary endpoints:
• Proptosis mean change from baseline
• Clinical Activity Score (CAS)
• Diplopia (double vision)
Additional efficacy & safety follow-up at:
• Week 24
• Week 36
• Week 52
Final THRIVE readout at Week 52
Key:
Veligrotug 10 mg/kg
Placebo

D = day, TED = thyroid eye disease, W = week.

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VIRIDIAN

Baseline characteristics were well-balanced between active and placebo arms Veligrotug (n = 75) Placebo (n = 38) Participant Demographics Age in years, mean (SD) 48.9 (12.4) 49.1 (12.5) Female sex, n (%) 56 (75%) 31 (82%) White race, n (%) 51 (68%) 19 (50%) Disease Characteristics Months since TED onset, mean (SD) 7.9 (3.7) 7.2 (3.8) Baseline proptosis by exophthalmometry (mm), mean (SD) 23.2 (3.1) 23.2 (3.3) Baseline CAS, mean (SD) 4.5 (1.0) 4.8 (1.1) Participants with diplopia, n (%) 50 (67%) 26 (68%) Diplopia (Gorman Score), mean (SD)1 2.0 (0.8) 2.0 (0.7) Source: Viridian THRIVE data on file. Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 Of patients with diplopia at baseline. CAS = clinical activity score, SD = standard deviation, TED = thyroid eye disease.

THRIVE achieved high level of statistical significance across all primary & secondary endpoints at 15 weeks

		Veligrotug (*n*=75)	Placebo (*n*=38)	p-value
Proptosis	**Primary Endpoint:** Proptosis responder rate (exophthalmometry)[1]	70%	5%	$p < 0.0001$
	Proptosis mean change from baseline (exophthalmometry)	-2.89 mm	-0.48 mm	$p < 0.0001$
Diplopia	Diplopia complete resolution[2]	54%	12%	$p < 0.0001$
	Diplopia responder rate[3]	63%	20%	$p < 0.0001$
CAS	Clinical activity score (CAS) 0 or 1	64%	18%	$p < 0.0001$
	CAS mean change from baseline	-3.4	-1.7	$p < 0.0001$
Overall Response	Overall responder rate (ORR)[4]	67%	5%	$p < 0.0001$

Source: Viridian THRIVE data on file.

[1] Percentage of participants with ≥2 mm reduction in proptosis from baseline in the study eye, without deterioration in the fellow eye (≥2 mm increase), [2] Percentage of participants with baseline diplopia (Gorman Score >0) and a score of 0 at Week 15, [3] Percentage of participants achieving a reduction of at least 1 on the Gorman subjective diplopia scale at week 15, among patients with diplopia at baseline, [4] Percentage of participants with ≥2 mm reduction in proptosis AND ≥2-point reduction in CAS from baseline in the study eye, without corresponding deterioration [≥2 mm/point increase] in proptosis or CAS in the fellow eye. CAS = clinical activity score.

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VIRIDIAN

Primary endpoint of proptosis responder rate met at 15 weeks: 70% for patients receiving veligrotug compared with 5% on placebo Proptosis Responder Rate Analysis Visits Proptosis Responder Rate (%) 53% 64% 64% 72% 70% Veligrotug Proptosis Mean Change from Baseline Analysis Visits Proptosis Mean Reduction (mm) Veligrotug 53% of patients receiving veligrotug achieved a proptosis response at 3 weeks, after just 1 infusion of veligrotug Source: Viridian THRIVE data on file. Results at time points before week 15 are from post-hoc analyses and are for descriptive purposes only.

Majority of patients receiving veligrotug had complete resolution of diplopia and minimal disease activity at week 15 Diplopia Complete Resolution Analysis Visits Diplopia Resolution Rate (%) 26% 32% 54% Veligrotug CAS Score 0 or 1 CAS 0 or 1 Rate (%) 7% 25% 46% 24% 20% 64% 18% 64% Analysis Visits Veligrotug Source: Viridian THRIVE data on file. Results at time points before week 15 are from post-hoc analyses and are for descriptive purposes only. CAS = clinical activity score.

THRIVE data showed high consistency between Hertel exophthalmometry and MRI / CT measurements of proptosis Hertel exophthalmometry MRI / CT THRIVE represents the largest IGF-1R antibody study in TED to date and validates both exophthalmometry and MRI / CT as reliable tools for measurement of proptosis Veligrotug (n=75) Placebo  (n=38) Proptosis responder rate 70% 5% Proptosis mean change from baseline -2.89 mm -0.48 mm  Veligrotug (n=75) Placebo  (n=38) Proptosis responder rate 69% 9% Proptosis mean change from baseline -2.91 mm -0.58 mm  Source: Viridian THRIVE data on file. CT = computed tomography, IGF-1R = insulin-like growth factor-1 receptor, MRI = magnetic resonance imaging, TED = thyroid eye disease.

Veligrotug was generally well-tolerated, with no treatment-related SAEs, and 96% of veligrotug-treated patients completed all doses

	Veligrotug N=75 *n* (%)	**Placebo** N=38 *n* (%)
Participants with any treatment-emergent adverse event (TEAE)	66 (88%)	24 (63%)
Participants with any serious AE (SAE)	4 (5%)[1]	0
Participants with any **treatment-related** TEAE	53 (71%)	9 (24%)
Participants with any **treatment-related** SAE	0	0

- **Vast majority of TEAEs in both arms were mild**
- **Low treatment discontinuation rate**
  - 4% in veligrotug arm
- **No treatment-related SAEs**

Source: Viridian THRIVE data on file.

[1] 6 unrelated SAEs in 4 participants: cellulitis, appendicitis, dyspnoea, hyperthyroidism, aortic dissection (planned surgery for known Type B aortic dissection), depression (diagnosed prior to 1st dose).

AE = adverse event, SAE = serious adverse event, TEAE = treatment-emergent adverse event.

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VIRIDIAN

Veligrotug was generally well-tolerated, with a 5.5% placebo-adjusted rate of hearing impairment AEs Source: Viridian THRIVE data on file. 1 Terms aggregated utilizing methodology used by FDA for approved products for treatment of TED, 2 Reported as percentage of menstruating women. AE = adverse event. Veligrotug N=75 n (%) Placebo N=38 n (%) Muscle spasms 32 (43%) 2 (5%) Headache 16 (21%) 5 (13%) Infusion related reaction (IRR) 13 (17%) 1 (3%) Hearing impairment1 12 (16%) 4 (11%) Hyperglycemia1 11 (15%) 2 (5%) Fatigue1 10 (13%) 6 (16%) Nausea 10 (13%) 3 (8%) Ear discomfort 9 (12%) 1 (3%) Diarrhea 8 (11%) 1 (3%) Alopecia 6 (8%) 4 (11%) Menstrual disorders1,2 8 / 34 (24%) 1 / 12 (8%) AEs occurring at ≥10% frequency in either arm

THRIVE-2, the largest randomized, controlled study in chronic TED, is on track for topline data readout December 2024

THRIVE-2

CHRONIC TED

Key Inclusion Criteria

- Proptosis of ≥3 mm
- Any CAS (0–7)
- Onset of TED symptoms >15 months

Trial Design

- N = approx.159 (actual enrollment: 188 patients)
- 2:1 randomization veligrotug:placebo arm
- Primary endpoint: proptosis responder rate
- 15-week primary efficacy analysis with 52-week total follow-up
- Double-masked, randomized, placebo-controlled

Enrollment completed in July; actual enrollment of 188 patients exceeded target by nearly 20%

CAS = clinical activity score, TED = thyroid eye disease.

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VIRIDIAN

VRDN-003 Subcutaneous half-life extended anti–IGF-1R

Viridian believes veligrotug experience strongly supports REVEAL pivotal program for subcutaneous VRDN-003 dosed Q4W and Q8W Veligrotug (IV) VRDN-003 (SC) Shared pharmacology: Veligrotug & VRDN-003 have the same binding domain VRDN-003 has the potential to have a best-in-class profile Source: Viridian data on file. IV = intravenous, Q4W = every 4 weeks, Q8W = every 8 weeks, SC = subcutaneous.

VRDN-003 designed to bring a potentially best-in-class therapy for patients

Teprotumumab IV [1]

8 INFUSIONS
administered every 3 weeks

60–90 min infusions
=
*~**8–12 hours** in an infusion chair*

VRDN-003 Autoinjector

Ph3 pivotal program is evaluating two dosing regimens:

3 SC Treatments
Self-administered every 8 weeks

1 loading dose + 2 Q8W

6 SC Treatments
Self-administered every 4 weeks

1 loading dose + 5 Q4W

Potential VRDN-003 Benefits

Easy **self-administration** transforms patient convenience

Infrequent administration & low volume

Lower drug exposure potentially **improves safety**

Relieves infusion burden while potentially preserving anti–IGF-1R efficacy

Flexibility for **at-home** administration

Potential for reduced treatment burden to patients

Source: [1] Teprotumumab Prescribing Information.
IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, Q4W = every 4 weeks, Q8W = every 8 weeks, SC = subcutaneous.

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VIRIDIAN

Phase 1 HV Study: Subcutaneous VRDN-003 showed an extended half-life of 40–50 days and sustained IGF-1 levels after dosing



Phase 1 HV Pharmacokinetics (PK)
VRDN-003 SC (300 mg single dose)
VRDN-003 SC (600 mg single dose)
VRDN-003 SC (600 mg + 300 mg multi-dose)
Drug Concentration (µg/mL)
100
10
1
0.1
0
50
100
150
Time (Days)

PK / PD updated with multi-dose cohort



Phase 1 HV Pharmacodynamics (PD)
VRDN-003 SC (300 mg single dose)
VRDN-003 SC (600 mg single dose)
VRDN-003 SC (600 mg + 300 mg multi-dose)
Placebo
Fold Change from Baseline IGF-1
6
4
2
0
0
50
100
150
Time (Days)

VRDN-003 half-life is 40–50 days

VRDN-003 increases IGF-1 levels ~4-fold

Source: Preliminary Viridian clinical data on file as of April 12, 2024 data cut. Multi-dose cohort was a 600 mg loading dose followed by a 300 mg second dose at day 28.
Six participants were dosed in each of the single-dose VRDN-003 cohorts, and four participants were dosed in the multi-dose cohort.
IGF-1 = insulin-like growth factor 1, HV = healthy volunteers, PD = pharmacodynamics, PK = pharmacokinetics, SC = subcutaneous.

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VIRIDIAN

Phase 1 HV Study: Subcutaneous VRDN-003 was well-tolerated

	VRDN-003		
	Single Dose SC (n = 12)	Two Doses SC (n = 4)	Placebo (n = 6)
All Observed AEs	9 (n = 3)	2 (n = 2)	2 (n = 2)
AEs deemed to be related to VRDN-003	3	1	--
Injection Site Reactions (ISRs)[1]	1 (8%)	--	--
Muscle Spasms	--	--	--
Hyperglycemia	--	1 (25%)	--
Hearing Impairment[1]	--	--	--
Insomnia	1 (8%)	--	--
Hepatic Enzyme Increase	1 (8%)	--	--
Severe Adverse Events (SAEs)	--	--	1 (16.7%) #
Grade 3/4 AEs	--	--	1 (16.7%) #
Anti-Drug Antibodies (ADAs)	Low ADAs detected after Day 71		

- No hearing-related AEs
- No treatment-related discontinuations
- All VRDN-003 related AEs were Grade 1 (mild), no SAEs
- All treatment-related AEs resolved during follow-up

One participant in the placebo arm was diagnosed with stage 4 lung cancer, which was considered both a SAE and a Grade 3/4 AE. The participant subsequently withdrew from the study.

[1] Injection Site Reactions and Hearing Impairment each includes multiple MedDRA terms.
Source: Preliminary Viridian clinical data on file as of April 12, 2024 data cut.
ADAs = anti-drug antibodies, AEs = adverse events, HV = healthy volunteer, ISRs = injection site reactions, MedDRA = Medical Dictionary for Regulatory Activities, SAEs = serious adverse events, SC = subcutaneous.

28

VIRIDIAN

PK model shows Q4W and Q8W dosing of VRDN-003 SC achieves key exposure levels between 3–10 mg/kg of veligrotug IV

Subcutaneous VRDN-003 Pharmacokinetic (PK) Modeling


100
75
50
25
0
Concentration (µg/mL)
003 Q8W 24 wks
003 Q4W 24 wks
0
10
20
weeks
10 mg/kg IV exposure range (C_{min} to C_{avg})
3 mg/kg IV exposure range (C_{min} to C_{avg})

- **VRDN-003 dosing regimens achieve veligrotug exposures already shown to be clinically active**
  - Veligrotug IV showed robust clinical activity at 3 mg/kg & 10 mg/kg dose levels
  - VRDN-003 and veligrotug have the same binding domain
  - Subcutaneous Q4W & Q8W VRDN-003 predicted to achieve exposures in this range
- **Both proposed VRDN-003 dosing regimens – Q4W & Q8W – present potential for transformative options for TED patients**

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VRDN-003 development expected to proceed along its own clinical development path regarding dosing regimens and safety profile. PK modeling used a 2-compartment model, loading dose of 600 mg, and subsequent doses of 300 mg/doses at specified intervals for 24 weeks. Source: Viridian clinical data and modeling on file.
IV = intravenous, PK = pharmacokinetics, Q4W = every four weeks, Q8W = every eight weeks, SC = subcutaneous, TED = thyroid eye disease, wks = weeks.

VIRIDIAN

Ongoing phase 3 clinical trials for VRDN-003 and path to BLA

REVEAL-1

ACTIVE TED

Key Inclusion Criteria

- Proptosis of ≥3 mm
- CAS ≥3
- Onset of TED symptoms within 15 months

Trial Design

- N = 84
- 24-week primary endpoint, 52-week total follow-up
- Double-masked, parallel-group, placebo-controlled

REVEAL-2

CHRONIC TED

Key Inclusion Criteria

- Proptosis of ≥3 mm
- Any CAS (0–7)
- Onset of TED symptoms >15 months

Trial Design

- N = 126
- 24-week primary endpoint, 52-week total follow-up
- Double-masked, parallel-group, placebo-controlled

Patients without response at 24 weeks may receive open-label VRDN-003

REVEAL trials expected to deliver topline results in 1H 2026 to support BLA filing by year-end 2026

30

BLA = Biologics License Application, CAS = clinical activity score, TED = thyroid eye disease.

VIRIDIAN

Treatment Phase (20 weeks treatment with primary endpoint at 24 weeks) VRDN-003 Q4W REVEAL-1 & REVEAL-2 will evaluate Q4W and Q8W active arms of VRDN-003 versus placebo control 1 600 mg loading dose given as two 300 mg injections. 2 Placebo injections administered at alternating study visits to maintain study blinding across arms. CAS = clinical activity score, D = day, Q4W = every 4 weeks, Q8W = every 8 weeks, W = week. D11 W4 W8 W12 W16 W20 VRDN-003 Q8W2 Placebo Key: VRDN-003 300 mg Placebo W24 Treatment Arms (1:1:1) Through W52 Additional efficacy & safety follow-up through week 52 Primary efficacy endpoint: Proptosis responder rate Key secondary endpoints: Proptosis change CAS Diplopia Primary Endpoint Analysis

FcRn Inhibitor Portfolio

Pathogenic autoantibodies drive disease pathophysiology in a number of autoimmune diseases

Pathogenic autoantibodies cause inflammation and damage to healthy tissues and cells, driving the **pathology of autoimmune diseases**[1]

Serum **levels of pathogenic autoantibodies are maintained**, in part, by **FcRn-mediated recycling**[1]

FcRn inhibition reduces pathogenic autoantibody levels[1], with **demonstrated efficacy and safety** in patients with gMG, CIDP, and ITP

FcRn-Mediated Recycling of IgGs, Including Pathogenic Autoantibodies[1]


1
2
3
4

1. IgGs, including pathogenic autoantibodies, enter the cell
2. IgGs and pathogenic autoantibodies bind to FcRns
3. Unbound antibodies are degraded by the lysosome
4. FcRn-bound IgGs, including pathogenic autoantibodies, are recycled


IgG
Degraded antibody
FcRn
Endosome
Lysosome

Source: [1] Pyzik M et al. *Nat Rev Immunol.* 2023;23:415–432.
CIDP = chronic inflammatory demyelinating polyneuropathy, FcRn = neonatal Fc receptor, gMG = generalized myasthenia gravis, IgG = immunoglobulin G, ITP = primary immune thrombocytopenia.

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VIRIDIAN

Viridian's portfolio of FcRn inhibitors aims to reduce circulating levels of pathogenic autoantibodies by blocking FcRn

Inhibition of FcRn Reduces IgGs, Including Pathogenic Autoantibodies[1]


1
2
3
4

1. **FcRn inhibitor** and IgGs, including pathogenic autoantibodies, enter the cell
2. **FcRn inhibitor** blocks IgGs from binding to FcRn
3. Unbound IgGs, including pathogenic autoantibodies, are degraded by the lysosome, reducing serum levels
4. The bound **FcRn inhibitor** and IgG are recycled and released

VRDN-006

Fc fragment that blocks IgG from binding to FcRn


Fc fragment

VRDN-008

Binds to albumin and FcRn for a more sustained reduction of pathogenic autoantibodies


Fc fragment
Albumin binding domain


FcRn Inhibitor
IgG
Degraded antibody
FcRn
Endosome
Lysosome

34

Source: [1] Pyzik M et al. *Nat Rev Immunol.* 2023;23:415–432.
Fc = fragment crystallizable, FcRn = neonatal Fc receptor, IgG = immunoglobulin G.

VIRIDIAN

Projected WW MG and CIDP FcRn Market1 FcRn inhibitors are a large market opportunity; market size of MG and CIDP alone are projected to be close to $10B by 2030 ...with Potential in Additional Autoimmune Indications Sjogren’s Syndrome Lupus Nephritis Myositis Graves’ Disease Source: 1 Evaluate Pharma. Includes Vyvgart, Vyvgart Hytrulo, Rystiggo, batoclimab, and nipocalimab. CIDP = chronic inflammatory demyelinating polyneuropathy, FcRn = neonatal Fc receptor, MG = myasthenia gravis, WW = worldwide. $9.1B $3.1B $6.0B $2.0B $2.1B

Viridian's potential best-in-class portfolio is designed to capture significant market share in autoimmune indications

VRDN-006

Highly Selective Fc Fragment and FcRn Inhibitor

- Fc fragment is a clinically and commercially validated MOA[1]
  - Remains the benchmark of efficacy and safety for full-length antibodies
- Targeting patient **self-administration** in a convenient **subcutaneous injection**

On track for IND by YE 2024

VRDN-008

Half-life Extended Bispecific FcRn Inhibitor

- Targeting **more durable IgG suppression** while **maintaining the** Fc fragment **safety profile**
- Extended half-life for **less frequent dosing**
- Targeting a **less frequent, self-administered, subcutaneous injection**
- Potential to be **best-in-class**

Initial NHP data confirmed VRDN-008 has a longer half-life, deeper and more sustained IgG reductions than efgartigimod

On track for IND by YE 2025

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[1] Efgartigimod is approved for myasthenia gravis, chronic inflammatory demyelinating polyneuropathy (CIDP), and primary immune thrombocytopenia (ITP). Source: Vyvgart Prescribing Information
Fc = fragment crystallizable, FcRn = Neonatal Fc receptor, IgG = Immunoglobulin G, IND = Investigational New Drug, NHP = non-human primate, MOA = mechanism of action, YE = year-end.

VIRIDIAN

VRDN-006 in vitro, multi-dose NHP PK and IgG reduction data compared to efgartigimod Non-human primates (NHPs) were dosed with IV bolus of 20 mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle every 4 days for 4 doses. Source: Viridian data on file. IgG = Immunoglobulin G, IV = intravenous, NHPs = non-human primates, PK = pharmacokinetics, WT Fc = wild type neonatal fragment. pH-Dependent Binding Internal Target Occupancy pH 7.4 pH 6 Multi-Dose NHP Pharmacokinetics Dose Dose v Multi-Dose NHP Pharmacodynamics

VRDN-006 spares albumin and LDL in multi-dose NHP study Non-human primates (NHPs) were dosed with IV bolus of 20 mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle every 4 days for 4 doses. Source: Viridian data on file.  CFB = change from baseline, IV = intravenous, LDL = low-density lipoprotein, NHPs = non-human primates. VRDN-006 Spares Albumin VRDN-006 Spares LDL Dose v Dose

A single dose of VRDN-008 demonstrated a longer half-life, deeper and more sustained reduction of IgGs vs. efgartigimod

VRDN-008 Showed ~3x Longer Half-life Head-to-Head vs. Efgartigimod in NHPs



10000
100
1
0.01
Concentration (µg/ml)
VRDN-008 (60 mg/kg, IV)
Efgartigimod (48.5 mg/kg, IV)
Efgartigimod levels were BLQ at Weeks 35 and 42
0
7
14
21
28
35
42
Time (Days)

VRDN-008 Showed ~20% Deeper and More Sustained IgG Reduction vs. Head-to-head Efgartigimod in NHPs



150
125
100
75
50
25
0
IgG Concentration
Mean % Change from Baseline
VRDN-008 (60 mg/kg, IV)
Efgartigimod (48.5 mg/kg, IV)
Vehicle
0
7
14
21
28
35
42
Time (Days)

Non-human primates (NHPs) were given equimolar doses of 60 mg/kg VRDN-008, 48.5 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle - all via IV bolus.
Source: Viridian data on file.
BLQ = below limit of quantification, IgG = Immunoglobulin G, IV = intravenous, NHP = non-human primate.

39

VIRIDIAN

Non-human primates (NHPs) were given equimolar doses of 60 mg/kg VRDN-008, 48.5 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle - all via IV bolus Source: Viridian data on file.  IV = intravenous, LDL = low-density lipoprotein, NHPs = non-human primates. VRDN-008 Spares Albumin VRDN-008 Spares LDL v A single dose of VRDN-008 spares albumin and LDL in NHPs

Significant progress in Q3 2024

		Anticipated Catalysts
Veligrotug Intravenous	**Reported THRIVE topline data in active TED in September: veligrotug** achieved all primary & secondary endpoints with high levels of statistical significance ($p < 0.0001$) and was generally well-tolerated **THRIVE-2 in chronic TED: completed and exceeded enrollment in July**	**THRIVE-2 topline:** December 2024 **BLA submission:** 2H 2025
VRDN-003 Subcutaneous	**Initiated VRDN-003 Phase 3 REVEAL-1 and REVEAL-2 clinical trials in active & chronic TED in August**	**Topline data:** 1H 2026 **BLA submission:** Year-end 2026
FcRn Portfolio	**VRDN-006 IND on track for year-end 2024** **VRDN-008 NHP data showed a longer half-life and deeper and more sustained IgG reductions compared to efgartigimod; IND on track for year-end 2025**	**VRDN-006**: HV data 2H 2025 **VRDN-008**: IND by year-end 2025; HV data 2H 2026
Financial	**$249M net proceeds from September 2024 public offering** **$753M cash as of September 30, 2024; runway into 2H 2027**	

BLA = Biologics License Application, FcRn = Neonatal Fc receptor, HV = healthy volunteer, IgG = Immunoglobulin G, IND = Investigational New Drug, MAD = multiple ascending dose, NHP = non-human primate, TED = thyroid eye disease.

41

VIRIDIAN

Multiple meaningful catalysts expected across Viridian's TED and FcRn portfolios



Thyroid Eye Disease (anti-IGF-1R) Portfolio
Veligrotug
Intravenous
VRDN-003
Subcutaneous
Phase 3 topline data for THRIVE-2 in chronic TED
December 2024
BLA submission
2H 2025
Potential PDUFA date & launch
2H 2026
Phase 3 topline data for REVEAL-1 (active TED) & REVEAL-2 (chronic TED)
1H 2026
BLA submission
Year-End 2026
2H 2024
2025
2026
FcRn-Targeting Autoimmune Portfolio
VRDN-006
FcRn-targeting Fc fragment
VRDN-008
Bispecific, extended half-life FcRn inhibitor
IND submission
Year-End 2024
IgG reduction PoC in HVs
2H 2025
IND submission
Year-End 2025
IgG reduction PoC in HVs
2H 2026

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BLA = Biologics License Application, Fc = fragment crystallizable, FcRn = neonatal Fc receptor, HV = healthy volunteers, IGF-1R = insulin-like growth factor-1 receptor, IgG = immunoglobulin G, IND = Investigational New Drug, PoC = proof of concept, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease.

VIRIDIAN